PRICE WATERHOUSE LLP
                                  [Letterhead]



January 17, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4 of Microframe, Inc.'s Form 8-K dated January 10, 1996 and are in agreement with the statements contained in paragraph 4(a) therein.

Yours very truly,

/s/ Price Waterhouse LLP